Exhibit 99.2

Supplemental Operating and Financial Data

Second Quarter and Six Months Ended June 30, 2012

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “expects,” "pipeline," “anticipates,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain Non-GAAP measures. These Non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these Non-GAAP measures are not a measurement of financial performance or liquidity under GAAP and should not be considered an alternative to the Company's other financial information determined under GAAP. See pages 31 through 32 for definitions of certain non-GAAP financial measures used in this document.

Entertainment Properties Trust
Company Profile

The Company

Entertainment Properties Trust (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes entertainment, education, recreation and other specialty investments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 80% of our FFO as adjusted in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

Entertainment Properties Trust
Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Executive Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Investment Officer

Mike Hirons
Vice President - Strategic Planning

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrD
Stock Exchange Listing	EPR-PrE
New York Stock Exchange

Equity Research Coverage

BMO Capital Markets	Paul Adornato	212-885-4170
Citi Global Markets	Michael Bilerman/Emmanuel Korchman	212-816-4471
FBR Capital Markets & Co.	Gabe Poggi	703-469-1141
Goldman Sachs	Andrew Rosavich	212-902-2796
Janney Montgomery Scott	Daniel Dolan	215-665-6476
J.P. Morgan	Anthony Palone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler	917-368-2280
RBC Capital Markets	Richard Moore	440-715-2646

Entertainment Properties Trust is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding Entertainment Properties Trust’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of Entertainment Properties Trust or its management.  Entertainment Properties Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Entertainment Properties Trust
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three months ended June 30,		Six months ended June 30,
Operating Information:	2012	2011	2012	2011
Revenue (1)	78,939	74,417	156,789	147,999
Net income available to common shareholders of
Entertainment Properties Trust	30,797	(7,549)	46,168	26,630
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (2)	67,411	37,682	123,782	97,853
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	43	(9,032)	(4,680)	(7,436)
Adjusted EBITDA - continuing operations (2)	67,442	62,056	132,166	123,500
Adjusted EBITDA - discontinued operations (2)	43	926	(32)	4,322
Interest expense, net (1)	18,459	17,287	36,600	36,031
Recurring principal payments	6,337	6,011	12,664	12,273
Capitalized interest	16	153	172	250
Straight-lined rental revenue	493	58	881	576
Dividends declared on preferred shares	6,002	7,551	12,003	15,103
Dividends declared on common shares	35,128	32,660	70,245	65,308
General and administrative expense	5,821	5,105	12,288	10,573

Balance Sheet Information:	June 30,
	2012	2011
Total assets	2,833,667	2,729,716
Total assets before depreciation (gross assets)	3,189,931	3,046,615
Unencumbered real estate assets (3)
Number	125	111
Gross book value	1,634,724	1,485,543
Annualized stabilized NOI	159,255	140,832
Total debt	1,270,560	1,048,122
Equity	1,472,510	1,581,345
Common shares outstanding	46,837	46,657
Total market capitalization (using EOP closing price)	3,532,293	3,643,239
Debt/total assets	45%	38%
Debt/total market capitalization	36%	29%
Debt/gross assets	40%	34%
Debt/Adjusted EBITDA - continuing operations (1)(4)	4.71	4.22
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	4.71	4.16

(1) Excludes discontinued operations.
(2) See pages 31 through 32 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.

Entertainment Properties Trust
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011
Assets
Rental properties: (1)
Entertainment	$1,991,359	1,972,844	$1,956,564	$1,942,634	$1,954,212	$1,948,256
Education	48,146	40,088	40,116	21,437	4,279	4,279
Recreation	33,021	33,021	13,007	13,007	13,007	13,007
Other	121,526	136,777	149,620	149,620	166,032	207,303
Less: accumulated depreciation	(356,264)	(347,905)	(335,435)	(323,055)	(316,899)	(305,751)
Land held for development	188,874	184,457	184,457	184,457	184,457	184,457
Property under development	40,141	35,419	22,761	15,075	19,856	8,638
Mortgage notes receivable: (2)
Entertainment	51,197	14,852	—	—	—	—
Education	17,217	16,705	1,303	—	—	—
Recreation	335,205	332,855	323,794	315,204	311,439	306,927
Investment in a direct financing lease, net	236,157	234,875	233,619	253,344	231,099	229,801
Investment in joint ventures	10,577	10,112	25,053	24,667	24,138	23,570
Cash and cash equivalents	12,739	11,474	14,625	14,302	15,740	15,164
Restricted cash	19,165	24,938	19,312	28,314	34,120	31,490
Accounts receivable, net	33,138	35,602	35,005	34,389	34,983	38,204
Notes receivable (2)	5,007	4,989	5,015	5,055	5,079	5,104
Other assets and intangible assets, net	46,462	49,742	45,179	47,447	48,174	47,608
Total assets	$2,833,667	$2,790,845	$2,733,995	$2,725,897	$2,729,716	$2,758,057

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$37,485	$30,603	$36,036	$38,029	$49,982	$41,612
Common dividends payable	35,128	35,117	32,709	32,707	32,660	32,648
Preferred dividends payable	6,002	6,002	6,002	6,002	7,552	7,552
Unearned rents and interest	11,982	16,388	6,850	13,599	10,055	5,995
Line of credit	112,000	58,000	223,000	195,000	90,000	87,000
Long-term debt	1,158,560	1,166,840	931,295	943,839	958,122	963,621
Total liabilities	1,361,157	1,312,950	1,235,892	1,229,176	1,148,371	1,138,428
Equity:
Common stock and additional paid in capital	1,753,266	1,723,388	1,719,546	1,718,182	1,792,622	1,790,570
Preferred stock at par value	135	135	135	135	167	167
Treasury stock	(49,539)	(49,454)	(44,834)	(44,834)	(44,834)	(44,743)
Accumulated other comprehensive income	20,680	23,761	23,463	22,699	25,904	25,940
Distributions in excess of net income	(252,338)	(248,007)	(228,261)	(227,493)	(220,535)	(180,326)
Entertainment Properties Trust shareholders' equity	1,472,204	1,449,823	1,470,049	1,468,689	1,553,324	1,591,608
Noncontrolling interests	306	28,072	28,054	28,032	28,021	28,021
Total equity	1,472,510	1,477,895	1,498,103	1,496,721	1,581,345	1,619,629
Total liabilities and equity	$2,833,667	$2,790,845	$2,733,995	$2,725,897	$2,729,716	$2,758,057

(1) Includes rental properties held for sale.
(2) Includes related accrued interest receivable and is net of loan loss reserves.

Entertainment Properties Trust
Selected Operating Data
(Unaudited, dollars in thousands)

	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011
Rental revenue and tenant reimbursements:
Entertainment	$59,399	$59,383	$58,535	$58,787	$58,326	$57,894
Education	1,720	1,420	1,151	332	144	12
Recreation	797	519	319	318	318	318
Other	1,660	1,783	2,141	1,831	1,751	1,819
Mortgage and other financing income:
Entertainment	498	447	81	81	81	81
Education (1)	7,548	7,295	7,099	7,352	7,062	6,951
Recreation	7,143	6,906	6,710	7,010	6,481	6,375
Other	67	72	72	72	73	109
Corporate/Unallocated	—	—	16	26	50	—
Other income	107	25	882	165	131	24
Total revenue	$78,939	$77,850	$77,006	$75,974	$74,417	$73,583

Property operating expense	5,245	6,174	4,833	5,955	6,579	6,189
Other expense	431	485	1,444	597	677	480
General and administrative expense	5,821	6,467	5,045	4,555	5,105	5,468
Costs (gain) associated with loan refinancing or payoff, net	—	—	(390)	—	—	5,339
Interest expense, net	18,459	18,141	17,658	17,911	17,287	18,745
Transaction costs	31	158	233	145	76	1,273
Impairment charges	—	8,195	—	—	24,298	—
Depreciation and amortization	12,791	12,282	11,864	11,861	11,782	11,673
Equity in income from joint ventures	278	47	616	676	781	774
Income from continuing operations	36,439	25,995	36,935	35,626	9,394	25,190
Discontinued operations:
Income (loss) from discontinued operations	(59)	(239)	(203)	(79)	566	50
Impairment charges	—	(4,648)	—	—	(9,958)	(1,800)
Gain on sale or acquisition of real estate	438	282	1,236	16	—	18,293
Net income	36,818	21,390	37,968	35,563	2	41,733
Net income attributable to noncontrolling interests	(19)	(18)	(25)	(11)	—	(2)
Preferred dividend requirements	(6,002)	(6,001)	(6,003)	(7,034)	(7,551)	(7,552)
Series B preferred share redemption costs	—	—	—	(2,769)	—	—
Net income (loss) available to common shareholders of Entertainment Properties Trust	$30,797	$15,371	$31,940	$25,749	$(7,549)	$34,179

(1) Represents income from owned assets under a direct financing lease, two mortgage notes receivable and one note receivable.

Entertainment Properties Trust
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011
Funds From Operations ("FFO") (1):
Net income (loss) available to common shareholders of Entertainment Properties Trust	$30,797	$15,371	$31,940	$25,749	$(7,549)	$34,179
Gain on sale or acquisition of real estate	(438)	(282)	(1,236)	(16)	—	(18,293)
Real estate depreciation and amortization	12,635	12,197	11,773	11,765	11,873	13,598
Allocated share of joint venture depreciation	144	141	118	113	112	109
Impairment charges	—	12,843	—	—	34,256	1,800
FFO available to common shareholders of Entertainment Properties Trust	$43,138	$40,270	$42,595	$37,611	$38,692	$31,393

Funds From Operations as adjusted (1):
FFO available to common shareholders of Entertainment Properties Trust	$43,138	$40,270	$42,595	$37,611	$38,692	$31,393
Costs (gain) associated with loan refinancing or payoff, net	—	—	(390)	—	—	6,388
Transaction costs	31	158	233	148	76	1,273
Series B preferred share redemption costs	—	—	—	2,769	—	—
FFO as adjusted available to common shareholders of Entertainment Properties Trust	$43,169	$40,428	$42,438	$40,528	$38,768	$39,054

FFO per common share attributable to Entertainment Properties Trust:
Basic	$0.92	$0.86	$0.91	$0.81	$0.83	$0.68
Diluted	0.92	0.86	0.91	0.80	0.82	0.67

FFO as adjusted per common share attributable to Entertainment Properties Trust:
Basic	$0.92	$0.87	$0.91	$0.87	$0.83	$0.84
Diluted	0.92	0.86	0.90	0.86	0.83	0.83

Shares used for computation (in thousands):
Basic	46,826	46,677	46,726	46,680	46,648	46,503
Diluted	47,068	46,945	46,967	46,918	46,956	46,805

(1) See pages 31 through 32 for definitions.

Entertainment Properties Trust
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of Entertainment Properties Trust	$43,138	$40,270	$42,595	$37,611	$38,692	$31,393
Adjustments:
Amortization of above market leases, net	—	—	—	—	—	20
Transaction costs	31	158	233	148	76	1,273
Non-real estate depreciation and amortization	258	260	267	271	269	270
Deferred financing fees amortization	1,092	1,085	986	1,034	764	1,023
Costs (gain) associated with loan refinancing or payoff, net	—	—	(390)	—	—	6,388
Share-based compensation expense to management and trustees	1,534	1,464	1,398	1,371	1,474	1,367
Maintenance capital expenditures (2)	(1,066)	(354)	(733)	(946)	(600)	(1,602)
Straight-lined rental revenue	(493)	(388)	(298)	(92)	(58)	(518)
Non-cash portion of mortgage and other financing income	(1,284)	(1,258)	(1,298)	(1,268)	(1,350)	(1,258)
Series B preferred share redemption costs	—	—	—	2,769	—	—
AFFO available to common shareholders of Entertainment Properties Trust	$43,210	$41,237	$42,760	$40,898	$39,267	$38,356

Weighted average diluted shares outstanding (in thousands)	47,068	46,945	46,967	46,918	46,956	46,805

AFFO per diluted common share	$0.92	$0.88	$0.91	$0.87	$0.84	$0.82

Dividends declared per common share	$0.75	$0.75	$0.70	$0.70	$0.70	$0.70

AFFO payout ratio (3)	82%	85%	77%	80%	83%	85%

(1) See pages 31 through 32 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust
Capital Structure at June 30, 2012
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt:

	Mortgages (1)			Unsecured	Unsecured
Year	Amortization	Maturities	Bond/Term Loan	Credit Facility (2)	Senior Notes	Total	Weighted Avg Interest Rate
2012	$12,486	$65,293	$—	$—	$—	$77,779	6.57%
2013	17,888	98,484	—	—	—	116,372	6.04%
2014	12,450	143,383	—	—	—	155,833	6.30%
2015	11,118	90,813	—	112,000	—	213,931	3.70%
2016	7,233	96,144	—	—	—	103,377	6.08%
2017	3,752	85,500	240,000	—	—	329,252	3.53%
2018	919	12,462	—	—	—	13,381	6.34%
2019	—	—	—	—	—	—	—
2020	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—
Thereafter	—	—	10,635	—	—	10,635	0.19%
	$65,846	$592,079	$250,635	$112,000	$250,000	$1,270,560	5.36%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed rate secured debt		$657,925	6.11%	2.60
Fixed rate unsecured debt		490,000	5.26%	6.30
Variable rate secured debt		10,635	0.19%	25.30
Variable rate unsecured debt (2)		112,000	1.84%	3.30
Total		$1,270,560	5.36%	4.30

(1) Scheduled amortization and maturities represent only consolidated debt obligations.

(2) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 6/30/2012	Maturity	at 6/30/2012

	$400,000	$112,000	October 13, 2015	1.84%

	Note: This facility has a one year extension available at the Company's option and includes an accordion feature in which the facility can be increased to up to $500 million.

Entertainment Properties Trust
Capital Structure at June 30, 2012 and December 31, 2011
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:
	June 30, 2012	December 31, 2011

Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	$42,299	$43,045
Mortgage note payable, 6.63%, due November 1, 2012	23,657	24,072
Mortgage notes payable, 4.26%-9.01%, due February 10, 2013	102,712	106,229
Unsecured revolving variable rate credit facility, LIBOR + 1.60%, due October 13, 2015	112,000	223,000
Mortgage note payable, 6.84%, due March 1, 2014	93,310	95,976
Mortgage note payable, 5.58%, due April 1, 2014	57,717	58,338
Mortgage note payable, 5.50%, due July 1, 2014	4,000	4,000
Mortgage note payable, 5.56%, due June 5, 2015	32,250	32,568
Mortgage notes payable, 5.77%, due November 6, 2015	68,172	69,143
Mortgage notes payable, 5.84%, due March 6, 2016	38,404	38,931
Mortgage notes payable, 6.37%, due June 30, 2016	27,511	27,854
Mortgage notes payable, 6.10%, due October 1, 2016	24,716	25,027
Mortgage notes payable, 6.02%, due October 6, 2016	18,625	18,862
Term loan payable, LIBOR + 1.75%, fixed through interest rate swaps at 2.66% through January 5, 2016, due January 5, 2017	240,000	—
Mortgage note payable, 6.06%, due March 1, 2017	10,391	10,518
Mortgage note payable, 6.07%, due April 6, 2017	10,699	10,827
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	49,516	50,132
Mortgage note payable, 5.29%, due July 1, 2017	3,945	4,008
Mortgage notes payable, 5.86%, due August 1, 2017	25,369	25,677
Mortgage note payable, 6.19%, due February 1, 2018	15,368	15,643
Mortgage note payable, 7.37%, due July 15, 2018	9,264	9,810
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Total	$1,270,560	$1,154,295

Entertainment Properties Trust
Capital Structure
Senior Notes

Senior Debt Ratings as of June 30, 2012

Moody's	Baa3 (positive)
Fitch	BBB- (stable)
Standard and Poor's	BB+ (stable)

Summary of Covenants

The Company's outstanding bonds have a fixed interest rate at 7.75%. Interest on the senior notes is paid semiannually. The notes contain various covenants, including: (i) a limitation on incurrence of any debt which would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for our $250.0 million senior unsecured notes, as defined and calculated per the terms of our notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show our ability to incur additional debt under the terms of our notes only and are not measures of our liquidity or performance.  The actual amounts as of June 30, 2012 and March 31, 2012 are:

		Actual	Actual
Note Covenants	Required	2nd Quarter 2012 (1)	1st Quarter 2012
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	40%	39%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	21%	22%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.9x	3.7x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	309%	328%

(1) See page 14 for detailed calculations

Entertainment Properties Trust
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	June 30, 2012		Total Debt:		June 30, 2012
Total Assets	$2,833,667		Secured debt obligations		$668,560
Add: accumulated depreciation	356,264		Unsecured debt obligations:
Less: intangible assets	(3,871)		Unsecured debt		602,000
Total Assets	$3,186,060		Outsanding letters of credit		—
			Derivatives at fair market value, net		4,697
Total Unencumbered Assets:	June 30, 2012		Total unsecured debt obligations:		606,697
Unencumbered real estate assets, gross	$1,634,724		Total Debt		$1,275,257
Cash and cash equivalents	12,739
Land held for development	188,874
Property under development	40,141
Total Unencumbered Assets	$1,876,478

Consolidated income available for debt service:	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	Trailing Twelve Months
Adjusted EBITDA	$67,442	$64,724	$65,684	$64,868	$262,718
Add: Adjusted EBITDA of discontinued operations	43	(75)	(64)	98	2
Less: straight-line rental revenue	(493)	(388)	(298)	(92)	(1,271)
Consolidated income available for debt service	$66,992	$64,261	$65,322	$64,874	$261,449

Annual Debt Service:
Interest expense, gross	$18,481	$18,350	$17,776	$18,067	$72,674
Less: deferred financing fees amortization	(1,092)	(1,085)	(986)	(1,034)	(4,197)
Annual Debt Service	$17,389	$17,265	$16,790	$17,033	$68,477

Debt Service Coverage	3.9	3.7	3.9	3.8	3.8

Entertainment Properties Trust
Capital Structure at June 30, 2012
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at June 30, 2012	Liquidation Preference	Dividend Rate	Convertible

Common shares	46,837,348	$41.11	N/A	(1)	N/A
Series C	5,400,000	$18.90	$135,000	5.750%	Y
Series D	4,600,000	$25.26	$115,000	7.375%	N
Series E	3,450,000	$27.30	$86,250	9.000%	Y

Calculation of Total Market Capitalization:

Common shares outstanding at June 30, 2012 multiplied by closing price at June 30, 2012				$1,925,483
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series D preferred shares (2)				115,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Total long-term debt at June 30, 2012				1,270,560
Total consolidated market capitalization				$3,532,293

(1) Quarterly dividend declared in the second quarter of 2012 was $0.75 per share.
(2) Excludes accrued unpaid dividends at June 30, 2012.

Entertainment Properties Trust
Summary of Ratios
(Unaudited)

	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011

Debt to total assets (book value)	45%	44%	42%	42%	38%	38%

Debt to total market capitalization	36%	33%	33%	35%	29%	29%

Debt to gross assets	40%	39%	38%	37%	34%	34%

Debt/Adjusted EBITDA - continuing operations (1)	4.71	4.73	4.40	4.39	4.22	4.27

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	4.71	4.74	4.40	4.38	4.16	4.05

Secured debt to secured assets	56%	56%	58%	59%	59%	60%

Unencumbered real estate assets to total real estate assets (2)	58%	57%	56%	56%	55%	56%

Interest coverage ratio (3)	3.7	3.6	3.8	3.7	3.7	3.5

Fixed charge coverage ratio (3)	2.8	2.7	2.8	2.7	2.6	2.5

Debt service coverage ratio (3)	2.8	2.7	2.8	2.8	2.8	2.6

FFO payout ratio (4)	82%	87%	77%	87%	85%	104%

FFO as adjusted payout ratio (5)	82%	87%	78%	81%	84%	84%

AFFO payout ratio (6)	82%	85%	77%	80%	83%	85%

(1) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011
Interest Coverage Ratio (1):
Net income	$36,818	$21,390	$37,968	$35,563	$2	$41,733
Impairment charges	—	12,843	—	—	34,256	1,800
Transaction costs	31	158	233	148	76	1,273
Interest expense, gross	18,481	18,350	17,776	18,067	17,441	18,947
Depreciation and amortization	12,893	12,457	12,040	12,036	12,142	13,869
Share-based compensation expense
to management and trustees	1,534	1,464	1,398	1,371	1,474	1,367
Costs (gain) associated with loan refinancing
or payoff, net	—	—	(390)	—	—	6,388
Interest cost capitalized	(16)	(156)	(112)	(136)	(153)	(97)
Straight-line rental revenue	(493)	(388)	(298)	(92)	(58)	(518)
Gain on sale or acquisition of real estate from	—	—	—	—
discontinued operations	(438)	(282)	(1,236)	(16)	—	(18,293)
Interest coverage amount	$68,810	$65,836	$67,379	$66,941	$65,180	$66,469

Interest expense, net	$18,459	$18,130	$17,620	$17,911	$17,287	$18,845
Interest income	6	64	44	20	1	5
Interest cost capitalized	16	156	112	136	153	97
Interest expense, gross	$18,481	$18,350	$17,776	$18,067	$17,441	$18,947

Interest coverage ratio	3.7	3.6	3.8	3.7	3.7	3.5

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$68,810	$65,836	$67,379	$66,941	$65,180	$66,469

Interest expense, gross	$18,481	$18,350	$17,776	$18,067	$17,441	$18,947
Preferred share dividends	6,002	6,001	6,003	7,034	7,551	7,552
Fixed charges	$24,483	$24,351	$23,779	$25,101	$24,992	$26,499

Fixed charge coverage ratio	2.8	2.7	2.8	2.7	2.6	2.5

Debt Service Coverage Ratio (1):
Interest coverage amount	$68,810	$65,836	$67,379	$66,941	$65,180	$66,469

Interest expense, gross	$18,481	$18,350	$17,776	$18,067	$17,441	$18,947
Recurring principal payments	6,337	6,327	6,205	6,088	6,011	6,262
Debt service	$24,818	$24,677	$23,981	$24,155	$23,452	$25,209

Debt service coverage ratio	2.8	2.7	2.8	2.8	2.8	2.6

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011

Net cash provided by operating activities	$61,481	$41,959	$60,348	$43,121	$57,326	$35,004

Equity in income from joint ventures	278	47	616	676	781	774
Distributions from joint ventures	(284)	(354)	(672)	(872)	(652)	(652)
Amortization of deferred financing costs	(1,092)	(1,085)	(986)	(1,034)	(764)	(1,023)
Amortization of above market leases, net	—	—	—	—	—	(20)
Increase (decrease) in mortgage notes accrued interest receivable	24	13	(405)	410	—	—
Decrease in restricted cash	(1,360)	(1,439)	(2,304)	(8,623)	(909)	(740)
Increase (decrease) in accounts receivable, net	(2,284)	393	168	303	(3,302)	(1,353)
Increase (decrease) in notes and accrued interest receivable	18	(26)	(40)	(24)	(25)	(23)
Increase in direct financing lease receivable	1,282	1,256	1,278	1,242	1,298	1,255
Increase (decrease) in other assets	(1,971)	3,171	(1,974)	175	1,041	1,416
Decrease (increase) in accounts payable and accrued liabilities	(5,402)	6,565	(5,665)	13,318	(7,046)	7,572
Decrease (increase) in unearned rents	117	(2,628)	(194)	262	126	25
Straight-line rental revenue	(493)	(388)	(298)	(92)	(58)	(518)
Interest expense, gross	18,481	18,350	17,776	18,067	17,441	18,947
Interest cost capitalized	(16)	(156)	(112)	(136)	(153)	(97)
Costs (gain) associated with loan refinancing or payoff, net (cash portion)	—	—	(390)	—	—	4,629
Transaction costs	31	158	233	148	76	1,273

Interest coverage amount (1)	$68,810	$65,836	$67,379	$66,941	$65,180	$66,469

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2012 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended June 30, 2012	Capital Spending Six Months Ended June 30, 2012

Acquisition and development of two Latitude dining and entertainment facilities	various	Entertainment	$1,753	$15,539
Acquisition and development of megaplex theatres	various	Entertainment	10,713	13,232
Development of other entertainment and retail projects	various	Entertainment	4,410	5,685
Investment in mortgage note receivable for John Hancock observation deck	Chicago, IL	Entertainment	36,000	36,000
Investment in unconsolidated joint ventures	various	Entertainment	218	660
Investment in mortgage note receivable for Basis Schools	Washington D.C	Education	1,447	15,706
Development of public charter school properties	various	Education	16,969	25,355
Additions to mortgage note receivable for development of Schlitterbahn waterparks	Kansas City, KS	Recreation	—	161
Additions to mortgage note receivable for improvements at ski properties	various	Recreation	2,350	11,250
Acquisition of two TopGolf golf and dining facilities	various	Recreation	—	20,014
Investment in casino and resort project	Sullivan County, NY	Other	$4,417	$4,417

Total investment spending			$78,277	$148,019
Other capital acquisitions, net	various		894	1,224
Total capital spending			$79,171	$149,243

2012 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds

Buena Vista Vineyard	Sonoma County, CA	May 2012	$12,687

Entertainment Properties Trust
Financial Information by Asset Type
For the Three Months Ended June 30, 2012
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$55,034	$1,720	$797	$1,660	$59,211	$—	$59,211
Tenant reimbursements	4,365	—	—	—	4,365	—	4,365
Other income	21	—	—	86	107	—	107
Mortgage and other financing income	498	7,548	7,143	67	15,256	—	15,256
Total revenue	59,918	9,268	7,940	1,813	78,939	—	78,939

Property operating expense	5,432	—	—	(187)	5,245	—	5,245
Other expense	—	—	—	339	339	92	431
Total investment expenses	5,432	—	—	152	5,584	92	5,676
General and administrative expense	—	—	—	—	—	5,821	5,821
Transaction costs	—	—	—	—	—	31	31
EBITDA - continuing operations	$54,486	$9,268	$7,940	$1,661	$73,355	$(5,944)	$67,411
	74%	13%	11%	2%	100%

Add: transaction costs						31	31
Adjusted EBITDA - continuing operations							67,442

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(18,459)	(18,459)
Transaction costs						(31)	(31)
Depreciation and amortization						(12,791)	(12,791)
Equity in income from joint ventures						278	278
Discontinued operations:
Loss from discontinued operations						(59)	(59)
Gain on sale or acquisition of real estate						438	438
Net income							36,818
Noncontrolling interests						(19)	(19)
Preferred dividend requirements						(6,002)	(6,002)
Net income available to common shareholders							$30,797

Entertainment Properties Trust
Financial Information by Asset Type
For the Six Months Ended June 30, 2012
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$109,595	$3,141	$1,316	$3,442	$117,494	$—	$117,494
Tenant reimbursements	9,186	—	—	—	9,186	—	9,186
Other income	46	—	—	87	133	—	133
Mortgage and other financing income	945	14,843	14,049	139	29,976	—	29,976
Total revenue	119,772	17,984	15,365	3,668	156,789	—	156,789

Property operating expense	11,437	—	—	(18)	11,419	—	11,419
Other expense	—	—	—	657	657	259	916
Total investment expenses	11,437	—	—	639	12,076	259	12,335
General and administrative expense	—	—	—	—	—	12,288	12,288
Transaction costs	—	—	—	—	—	189	189
Impairment charges					—	8,195	8,195
EBITDA - continuing operations	$108,335	$17,984	$15,365	$3,029	$144,713	$(20,931)	$123,782
	75%	12%	11%	2%	100%

Add: transaction costs						189	189
Add: impairment charges						8,195	8,195
Adjusted EBITDA - continuing operations							132,166

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(36,600)	(36,600)
Transaction costs						(189)	(189)
Impairment charges						(8,195)	(8,195)
Depreciation and amortization						(25,073)	(25,073)
Equity in income from joint ventures						324	324
Discontinued operations:
Loss from discontinued operations						(297)	(297)
Impairment charges						(4,648)	(4,648)
Gain on sale or acquisition of real estate						720	720
Net income							58,208
Noncontrolling interests						(37)	(37)
Preferred dividend requirements						(12,003)	(12,003)
Net income available to common shareholders							$46,168

Entertainment Properties Trust
Financial Information by Asset Type
For the Three Months Ended June 30, 2011
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$53,811	$144	$318	$1,751	$56,024	$—	$56,024
Tenant reimbursements	4,515	—	—	—	4,515	—	4,515
Other income	44	—	—	87	131	—	131
Mortgage and other financing income	81	7,062	6,481	73	13,697	50	13,747
Total revenue	58,451	7,206	6,799	1,911	74,367	50	74,417

Property operating expense	6,277	—	—	302	6,579	—	6,579
Other expense	—	—	—	339	339	338	677
Total investment expenses	6,277	—	—	641	6,918	338	7,256
General and administrative expense	—	—	—	—	—	5,105	5,105
Transaction costs	—	—	—	—	—	76	76
Impairment charges					—	24,298	24,298
EBITDA - continuing operations	$52,174	$7,206	$6,799	$1,270	$67,449	$(29,767)	$37,682
	77%	11%	10%	2%	100%

Add: transaction costs						76	76
Add: impairment charges						24,298	24,298
Adjusted EBITDA - continuing operations							62,056

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(17,287)	(17,287)
Transaction costs						(76)	(76)
Impairment charges						(24,298)	(24,298)
Depreciation and amortization						(11,782)	(11,782)
Equity in income from joint ventures						781	781
Discontinued operations:
Income from discontinued operations						566	566
Impairment charges						(9,958)	(9,958)
Net income							2
Preferred dividend requirements						(7,551)	(7,551)
Net income available to common shareholders							$(7,549)

Entertainment Properties Trust
Financial Information by Asset Type
For the Six Months Ended June 30, 2011
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$107,043	$156	$636	$3,571	$111,406	$—	$111,406
Tenant reimbursements	9,176	—	—	—	9,176	—	9,176
Other income	66	—	—	89	155	—	155
Mortgage and other financing income	162	14,013	12,857	180	27,212	50	27,262
Total revenue	116,447	14,169	13,493	3,840	147,949	50	147,999

Property operating expense	12,290	—	—	479	12,769	—	12,769
Other expense	—	—	—	585	585	572	1,157
Total investment expenses	12,290	—	—	1,064	13,354	572	13,926
General and administrative expense	—	—	—	—	—	10,573	10,573
Transaction costs	—	—	—	—	—	1,349	1,349
Impairment charges					—	24,298	24,298
EBITDA - continuing operations	$104,157	$14,169	$13,493	$2,776	$134,595	$(36,742)	$97,853
	77%	11%	10%	2%	100%

Add: transaction costs						1,349	1,349
Add: impairment charges						24,298	24,298
Adjusted EBITDA - continuing operations							123,500

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(5,339)	(5,339)
Interest expense, net						(36,031)	(36,031)
Transaction costs						(1,349)	(1,349)
Impairment charges						(24,298)	(24,298)
Depreciation and amortization						(23,455)	(23,455)
Equity in income from joint ventures						1,555	1,555
Discontinued operations:
Income from discontinued operations						1,666	1,666
Impairment charges						(11,758)	(11,758)
Cost associated with loan refinancing or payoff						(1,049)	(1,049)
Gain on sale or acquisition of real estate						18,293	18,293
Net income							41,735
Noncontrolling interests						(2)	(2)
Preferred dividend requirements						(15,103)	(15,103)
Net income available to common shareholders							$26,630

Entertainment Properties Trust
Financial Information by Asset Type - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended June 30, 2012			For the Six Months Ended June 30, 2012
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Mortgage and other financing income	—	—	—	—	21	21
Total revenue	—	—	—	—	21	21

Property operating expense	$3	$(90)	$(87)	$8	$(90)	$(82)
Other expense	—	44	44	—	135	135
Total investment expenses	3	(46)	(43)	8	45	53
Impairment charges	—	—	—	—	4,648	4,648
EBITDA - discontinued operations	$(3)	$46	$43	$(8)	$(4,672)	$(4,680)

Add: impairment charges			—			4,648
Adjusted EBITDA - discontinued operations			$43			$(32)
Reconciliation to Consolidated Statements of Income:
Interest expense, net			—			(12)
Impairment charges			—			4,648
Depreciation and amortization			102			277
Gain on sale or acquisition of real estate			438			720
Loss from discontinued operations			$379			$(4,225)

	For the Three Months Ended June 30, 2011			For the Six Months Ended June 30, 2011
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$34	$1,016	$1,050	$4,037	$1,016	$5,053
Tenant reimbursements	62	—	62	2,408	—	2,408
Mortgage and other financing income	—	21	21	—	61	61
Total revenue	96	1,037	1,133	6,445	1,077	7,522

Property operating expense	66	77	143	2,823	245	3,068
Other expense	—	64	64	—	132	132
Total investment expenses	66	141	207	2,823	377	3,200
Impairment charges	—	9,958	9,958	—	11,758	11,758
EBITDA - discontinued operations	$30	$(9,062)	$(9,032)	$3,622	$(11,058)	$(7,436)

Add: impairment charges			9,958			11,758
Adjusted EBITDA - discontinued operations			$926			$4,322
Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff			—			1,049
Interest expense, net			—			100
Impairment charges			9,958			11,758
Depreciation and amortization			360			2,556
Gain on sale or acquisition of real estate			—			18,293
Income from discontinued operations			$(9,392)			$7,152
(1) For each of the three and six months ended June 30, 2012 and 2011, consists of the operations and gain on sale related to Toronto Dundas Square.
(2) For each of the three and six months ended June 30, 2012, consists of the operations of the Pope Valley Winery, which was classified as held for sale as of June 30, 2012 as well as a portion of the Buena Vista winery sold on May 25, 2012. For each of the three months and six ended June 30, 2011, consists of the operations of the Pope Valley Winery, a portion of the Buena Vista winery sold on May 25, 2012, the Gary Farrel Winery sold on April 28, 2011 and the EOS Winery sold on September 20, 2011.

Entertainment Properties Trust
Investment Information by Asset Type
As of June 30, 2012 and December 31, 2011
(Unaudited, dollars in thousands)

	As of June 30, 2012
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,657,387	$47,453	$30,837	$98,216	$1,833,893
Rental properties held for sale, net of accumulated depreciation	—	—	—	3,895	3,895
Add back accumulated depreciation on rental properties	333,972	693	2,184	19,096	355,945
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	184,417	188,874
Property under development	16,958	23,183	—	—	40,141
Mortgage notes and related accrued interest receivable, net	51,197	17,217	335,205	—	403,619
Investment in a direct financing lease, net	—	236,157	—	—	236,157
Investment in joint ventures	10,577	—	—	—	10,577
Intangible assets, net of accumulated amortization	3,871	—	—	—	3,871
Add back accumulated amortization on intangible assets	10,151	—	—	—	10,151
Notes receivable and related accrued interest receivable, net	178	3,779	—	1,050	5,007
Total investments (1)	$2,088,748	$328,482	$368,226	$306,993	$3,092,449
% of total investments	68%	10%	12%	10%	100%

	As of December 31, 2011
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,642,771	$39,856	$11,204	$125,345	$1,819,176
Rental properties held for sale, net of accumulated depreciation	—	—	—	4,696	4,696
Add back accumulated depreciation on rental properties	313,793	259	1,804	19,260	335,116
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	180,000	184,457
Property under development	15,315	7,446	—	—	22,761
Mortgage notes and related accrued interest receivable, net	—	1,303	323,794	—	325,097
Investment in a direct financing lease, net	—	233,619	—	—	233,619
Investment in joint ventures	25,053	—	—	—	25,053
Intangible assets, net of accumulated amortization	4,485	—	—	—	4,485
Add back accumulated amortization on intangible assets	9,551	—	—	—	9,551
Notes receivable and related accrued interest receivable, net	174	3,751	—	1,090	5,015
Total investments (1)	$2,015,599	$286,234	$336,802	$330,710	$2,969,345
% of total investments	68%	10%	11%	11%	100%

(1) See pages 31 and 32 for definitions.

Entertainment Properties Trust
Lease Expirations
As of June 30, 2012
(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools
Year	Total Number of Leases Expiring	Rental Revenue for the Trailing Twelve Months Ended June 30, 2012 (1)	% of Total Revenue	Total Number of Leases Expiring	Financing Income/Rental Revenue for the Trailing Twelve Months Ended June 30, 2012	% of Total Revenue

2012	2	$4,717	1%	—	$—	—
2013	4	14,788	5%	—	—	—
2014	—	—	—	—	—	—
2015	3	9,373	3%	—	—	—
2016	4	9,330	3%	—	—	—
2017	4	7,191	2%	—	—	—
2018	17	27,188	9%	—	—	—
2019	7	22,314	7%	—	—	—
2020	7	9,272	3%	—	—	—
2021	5	9,000	3%	—	—	—
2022	10	18,286	6%	—	—	—
2023	2	2,294	1%	—	—	—
2024	8	14,686	5%	—	—	—
2025	7	14,355	5%	—	—	—
2026	4	5,539	2%	—	—	—
2027	3	3,953	1%	—	—	—
2028	1	1,060	—	—	—	—
2029	15	14,125	4%	—	—	—
2030	—	—	—	—	—	—
2031	5	4,969	2%	12	10,494	3%
Thereafter	2	135	—	22	24,719	8%
	110	$192,575	62%	34	$35,213	11%

Note: This schedule relates to consolidated megaplex theatres and public charter schools only which together represent 73% of total revenue for the trailing twelve months ended June 30, 2012.

(1) Consists of rental revenue and tenant reimbursements.

Entertainment Properties Trust
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Six Months Ended	Percentage of
	Customers	Asset Type	June 30, 2012	Total Revenue	June 30, 2012	Total Revenue

1.	American Multi-Cinema, Inc.	Entertainment	$25,691	33%	$51,398	33%
2.	Rave Cinemas/Rave Review Cinemas	Entertainment	7,337	10%	14,963	10%
3.	Imagine Schools, Inc.	Education	7,094	9%	14,149	9%
4.	Regal Cinemas, Inc.	Entertainment	5,293	7%	10,294	7%
5.	Peak Resorts, Inc.	Recreation	4,278	5%	8,322	5%
6.	Cinemark USA, Inc.	Entertainment	4,054	5%	8,302	5%
7.	Southern Theatres, LLC	Entertainment	3,273	4%	6,547	4%
8.	SVVI, LLC	Recreation	3,187	4%	6,371	4%
9.	Muvico Entertainment, LLC	Entertainment	940	1%	1,978	1%
10.	Cinemagic	Entertainment	943	1%	1,886	1%

	Total		$62,090	79%	$124,210	79%

Entertainment Properties Trust
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	June 30, 2012	December 31, 2011
Mortgage note and related accrued interest receivable,
9.00%, due August 29, 2012	1,511	1,303
Mortgage note, 10.00%, due April 1, 2013	42,577	33,677
Mortgage note, 9.50%, due January 31, 2018	15,165	—
Mortgage notes, 7.00% and 10.00%, due May 1, 2019	178,545	178,384
Mortgage note, 9.96%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.61%, due April 3, 2027	62,500	62,500
Mortgage note, 9.68%, due October 30, 2027	43,583	41,233
Mortgage note, 10.65%, due June 28, 2032	36,032	—
Mortgage note, 9.00%, due September 1, 2032	15,706	—
Total mortgage notes and related accrued interest receivable	$403,619	$325,097

Payments Due on Mortgage Notes Receivable

	As of June 30, 2012
Year:
2012	$1,543
2013	42,577
2014	—
2015	—
2016	—
Thereafter	359,499
Total	$403,619

Entertainment Properties Trust
Summary of Notes Receivable
(Unaudited, dollars in thousands)

Summary of Notes Receivable

	June 30, 2012	December 31, 2011
Note and related accrued interest receivable, 9.23%,
due August 31, 2012	$3,779	$3,751
Note and related accrued interest receivable, 6.00%,
due December 31, 2017	1,172	1,212
Notes and related accrued interest receivable, 12.00%
to 15.00%, past due (1)	8,074	8,074
Other	178	174
Total notes and related accrued interest receivable	$13,203	$13,211
Less: Loan loss reserves	(8,196)	(8,196)
Total notes and related accrued interest receivable, net	$5,007	$5,015

(1) Note receivable is impaired as of June 30, 2012 and is shown below as past due. In accordance with the Company's accounting policy, interest income is being recognized on a cash basis.

Payments due on Notes Receivable

	As of June 30, 2012
Year:
Past Due (100% Reserved)	$8,074
2012	3,851
2013	118
2014	126
2015	133
2016	141
Thereafter	760
Total	$13,203

Entertainment Properties Trust
Summary of Unconsolidated Joint Ventures
As of and for the Six Months Ended June 30, 2012
(Unaudited, dollars in thousands)

Atlantic EPR-I

EPR investment interest: 39.1%
Loss recognized for the six months ended June 30, 2012: $28
Distributions received for the six months ended June 30, 2012: $410

Unaudited condensed financial information for Atlantic-EPR I is as follows as of and for the six months ended June 30, 2012 and 2011:

	2012	2011
Rental properties, net	$25,702	$26,346
Cash	10	1,178
Long-term debt (due January 2018)	15,165	—
Partners’ equity	10,683	27,634
Rental revenue	1,360	2,283
Net income	(97)	816

Atlantic EPR-II

EPR investment interest: 29.2%
Income recognized for the six months ended June 30, 2012: $213
Distributions received for the six months ended June 30, 2012: $228

Unaudited condensed financial information for Atlantic-EPR II is as follows as of and for the six months ended June 30, 2012 and 2011:

	2012	2011
Rental properties, net	$20,346	$20,807
Cash	131	231
Long-term debt (due September 2013)	12,028	12,413
Note payable to Entertainment Properties Trust	117	117
Partners’ equity	8,059	8,140
Rental revenue	1,444	1,444
Net income	728	679

Ningbo PIC, Nanqiao PIC, Shanghai Himalaya PIC and Shanghai SFG-EPR Cinema

EPR investment interest: 30.0%, 49.0%, 49.0% and 49.0%, respectively
EPR investment: $4,372
Income recognized for the six months ended June 30, 2012: $140
Distributions received for the six months ended June 30, 2012: $0

Entertainment Properties Trust
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, gain on sale or acquisition of real estate, equity in income from joint ventures and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs. Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales or acquisitions of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gain) associated with loan refinancing or payoff, net, transaction costs, provision for loan losses and preferred share redemption costs. FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue and the non-cash portion of mortgage and other financing income. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustee and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line revenue and gain or loss on sale or acquisition of real estate from discontinued operations. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets (before accumulated amortization) and notes receivable and related accrued interest receivable, net. Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.